                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                        March 16, 2005 (March 10, 2005)

                           ---------------------------

                         NorthStar Realty Finance Corp.
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             (Exact name of registrant as specified in its charter)

          Maryland                 001-32330            11-3707493
       ---------------            -----------       -------------------
       (State or other            (Commission          (IRS Employer
       jurisdiction of           File Number)       Identification No.)
       incorporation)

                 527 Madison Avenue, 16th Floor, New York 10022
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               (Address of principal executive offices) (Zip Code)

                                 (212) 319-8801
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                         NorthStar Realty Finance Corp.
                           Current Report on Form 8-K

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On March 10, 2005, NorthStar Realty Finance Corp.(the "Company") issued
$400 million face amount of collateralized debt obligations in its third non-recourse, off balance sheet collateralized debt obligation financing ("CDO
III") through two of its subsidiaries, N-Star Real Estate CDO III Ltd. and
N-Star Real Estate CDO III Corp. $361 million face amount of senior investment grade notes were issued and sold in a private placement. The Company retained the subordinate below investment grade notes and the unrated income notes. The table below sets forth further information with respect to the structure of CDO
III (dollars in thousands).

              S&P/FITCH
CLASS            RATINGS    FACE AMOUNT    COUPON         EXPECTED MATURITY (1)
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Senior Notes
------------
A-1              AAA/AAA     $294,000      LIBOR +0.28%   Sept. 2012
A-2A             AA/AA         15,000      LIBOR +0.50%   Dec. 2014
A-2B             AA/AA          5,000      5.042%         Dec. 2014
B                A-/A-         17,000      LIBOR +0.85%   Mar. 2015
C-1A             BBB+/BBB+     10,000      LIBOR +1.25%   May 2015
C-1B             BBB+/BBB+      6,000      5.804%         May 2015
C-2A             BBB/BBB       12,000      LIBOR +1.55%   Mar. 2016
C-2B             BBB/BBB        2,000      6.135%         Mar. 2016
                             --------
Subtotal                     $361,000
                             ========

Subordinate Notes
-----------------
D                BB/BB       $ 16,000      6.458%         Nov. 2016

Income Notes
------------
Income Notes      NR           23,000      N/A           N/A
                             --------
Total                        $400,000
                             ========

(1)  Reflects expected maturities. Contractual maturities are April 2040.

     The total value of the underlying collateral portfolio is expected to be approximately $400 million and consist of approximately 75% commercial mortgage backed securities, approximately 12% senior debt of real estate investment trusts, approximately 7% net-leased real estate loans and approximately 6%
commercial real estate CDOs. Once fully invested, the portfolio is expected to have a weighted average credit rating of BBB-. Through March 10, 2005, the
Company had acquired or entered into agreements to acquire approximately 87% of the assets that will comprise the fully-invested portfolio.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2005                 NORTHSTAR REALTY FINANCE CORP.

                                       By:  /s/ Mark E. Chertok
                                           -------------------------------------
                                       Name:  Mark E. Chertok
                                       Title: Chief Financial Officer